UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2018

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01	Changes in Control of the Registrant.

On October 9, 2018, Terence E. Adderley, the controlling stockholder and former Chairman of Kelly Services, Inc. (the “Company”), died.

Prior to his death, Mr. Adderley was the beneficial owner of 1,514,686 shares of the Company’s Class A Common Stock, representing approximately 4.2% of the outstanding Class A shares, and 3,213,265 shares of Class B Common Stock, representing approximately 93.6% of the outstanding Class B shares. Except as required by Delaware law, the shares of Class A Common Stock are not entitled to voting rights. Each share of Class B Common Stock is entitled to one vote on all matters submitted for the vote or consent of the Company’s stockholders.

The foregoing Class A shares include 1,345,202 shares held directly by Mr. Adderley, 30,000 shares held in a charitable trust of which Mr. Adderley was a co-trustee with Comerica Bank & Trust, N.A., 100,000 shares held in an irrevocable trust of which Mr. Adderley was a beneficiary, 38,484 shares held in five separate trusts of which Mr. Adderley was a co-trustee with Comerica Bank & Trust, N.A. and 1,000 shares held by Mr. Adderley’s spouse. The foregoing Class B shares include 3,139,940 shares held by the Terence E. Adderley Revocable Trust K, of which Mr. Adderley was sole trustee and had sole investment and voting power, 71,825 shares held in an irrevocable trust, of which Mr. Adderley was beneficiary and had no voting and investment power; 1,000 shares held by Mr. Adderley’s spouse with respect to which he had shared voting and investment power, and 500 shares held in five separate trusts of which Mr. Adderley was a co-trustee with shared voting and investment power, in which he had no equity interest.

Upon Mr. Adderley’s death, the Terence E. Adderley Revocable Trust K (“Trust K”) became irrevocable. In accordance with the provisions of Trust K, William U. Parfet, David M. Hempstead and Andrew H. Curoe were appointed as successor trustees of the trust. Mr. Parfet is the brother of Donald R. Parfet, the Chairman of the Board of Directors of the Company. The trustees, acting by majority vote, have sole investment and voting power over the shares of Class B Common Stock held by the Trust K, which represent approximately 91.5% of the outstanding Class B shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: October 10, 2018	/s/ James M. Polehna
James M. Polehna
Senior Vice President and Corporate Secretary